Exhibit 10.53
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
Supplemental Agreement No. 19
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of November 30, 2021, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-18);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to revise certain *** in respect of certain 737-*** Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-19”).
2.Letter Agreements.
Letter Agreement No. UAL-PA-03776-LA-1207650R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1207650R6 titled “Special Matters” (identified by “SA-19”) to provide additional consideration in respect of *** 737-*** aircraft.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
UAL-PA-03776         SA-19, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 19 to
Purchase Agreement No. 03776

The rest of the page is intentionally blank. Signature page follows.

UAL-PA-03776        SA-19, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 19 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name
Attorney in Fact	Executive Vice-President and Chief Financial Officer
Title	Title

UAL-PA-03776        SA-19, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-18 §4.2
Article 2.	Delivery Schedule	SA-18 §4.2
Article 3.	Price	SA-18 §4.2
Article 4.	Payment	SA-18 §4.2
Article 5.	Additional Terms	SA-18 §4.2
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-18
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-15 & SA-18 §4.1
1B.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
1C.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-16 & SA-18 §4.1
EXHIBITS
A-1	737-9 & *** 737-9Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	*** 737-*** Aircraft Configuration	SA-16
A-5	737-*** Aircraft Configuration	SA-14
B.	Aircraft Delivery Requirements and Responsibilities
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features
AE2.	***/Airframe and *** Features for the 737-10 Aircraft	SA-18 §4.2
BFE1.	BFE Variables 737-9 Aircraft	SA-7
UAL-PA-03776    TABLE OF CONTENTS    SA-19, Page 1 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

BFE2.	BFE Variables 737-10 Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-18 §4.2
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R4	*** Matters	SA-16
UAL-PA-03776-LA-1207638R3	***	SA-16
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15 & SA-18 §4.2
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-18 §4.2
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R6	Special Matters	SA-19
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R4	***	SA-18
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776    TABLE OF CONTENTS    SA-19, Page 2 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-03776-LA-1208869R2	Delivery *** Matters	SA-16
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** for the 737-*** Aircraft	SA-18 §4.2
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14
UAL-PA-3776-LA-2103143	Airline Operational Efficacy Matter	SA-16
UAL-PA-3776-LA-2103288	***	SA-16

UAL-PA-03776    TABLE OF CONTENTS    SA-19, Page 3 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021
Supplemental Agreement No. 16	June 27, 2021
Supplemental Agreement No. 17	August 12, 2021
Supplemental Agreement No. 18	September 8, 2021
Supplemental Agreement No. 19	November 30, 2021

UAL-PA-03776    TABLE OF CONTENTS    SA-19, Page 4 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207650R6
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters – 737 MAX Aircraft
References:    1)    Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and
2)    Letter Agreement UAL-PA-03776-1207638 entitled ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R5 dated June 27, 2021.
1.***
1.1***. At the *** of each 737-*** Aircraft, Boeing ***.
1.5*** Aircraft ***.
The parties agree to the following *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1 and *** Boeing Model 737-*** aircraft specified in Table 1A, at the effective date of this Letter Agreement and as may be subsequently ***. The *** aircraft comprise the *** Aircraft.
1.1.1At the time of *** of each applicable *** Aircraft, Boeing ***.
1.1.2 Boeing and Customer will work together to periodically assess and agree to determine whether and how *** established in Attachment 1 *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.
1.6737-***.
***
1.7*** 737 ***.
***:

Aircraft Availability	*** Amount of *** 737 ***
***	$***
UAL-PA-03776-LA-1207650R5    SA-16
Special Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.8***
1.9*** 737 ***.
***:

Aircraft Type	*** Number	Description	***	***	***
***	***	***	***	***	***
* - in *** Base Year Dollars, ***
2.***.
Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.7 *** are in (a) *** dollars for the 737-*** Aircraft, the 737-*** Aircraft, the 737-*** Aircraft and (b) *** year dollars for 737-*** Aircraft. The *** will be *** to the scheduled month of the respective Aircraft *** pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).
3.Reserved.
4. 737 Supplier Management.
It is Boeing’s 737 *** design intent to maintain as much commonality with the 737NG while also achieving the 737 *** performance requirements (including, but not limited to, fuel bum, range, payload, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 *** where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** 737 *** operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to *** Boeing will utilize *** efforts to ensure that the terms of such *** agreements are ***.
5.Supplier Diversity.
Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.
6.Delivery ***.
Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.
UAL-PA-03776-LA-1207650R6    SA-19
Special Matters    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

7.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
8.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207650R6    SA-19
Special Matters    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer

UAL-PA-03776-LA-1207650R6    SA-19
Special Matters    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R6: ***

***
UAL-PA-03776-LA-1207650R6    SA-19
Special Matters    Attachment 1 to UAL-PA-03776-LA-1207650R4, Page 1
BOEING / UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R6
***
UAL-PA-03776-LA-1207650R6    SA-19
Special Matters    Attachment 2 to UAL-PA-03776-LA-1207650R4, Page 1
BOEING / UNITED AIRLINES PROPRIETARY